Horace Mann Life Insurance Company
Separate Account Prospectus
Horace Mann Mutual Funds Prospectus
March 1, 1999

Prospectus
March 1, 1999
Variable tax deferred annuity contracts
Qualified and non-qualified plans

Horace Mann Life Insurance Company
Separate accounts

         March 1, 1999

Individual Single Payment and Individual and Group Flexible Payment Variable Deferred Annuity Contracts Issued By
Horace Mann Life Insurance Company Separate Account

         This Prospectus offers combination fixed and variable annuity contracts to individuals, as single payment contracts, and to individuals and groups, as flexible payment contracts, issued by Horace Mann Life Insurance Company ("HMLIC") in connection with retirement plans or arrangements, some of which may qualify for special tax treatment under the Internal Revenue Code as amended. Amounts transferred to Horace Mann Life Insurance Company Separate Account as directed by a Participant or Contract Owner are invested in one or more of seven Subaccounts. Each Subaccount in turn purchases shares in a corresponding portfolio of the Horace Mann Mutual Funds, as registered investment company. The Horace Mann Mutual Funds consist of the following funds,:

    Growth Fund--a fund investing primarily in common stocks of domestic companies.

    Balanced Fund--a fund investing in common stocks, debt securities and money market instruments.

    Income Fund--a fund investing primarily in investment grade debt securities.

    Short-Term Investment Fund--a fund investing in short-term debt instruments.

    Small Cap Growth Fund--a fund investing primarily in small cap equity securities with earnings growth potential.

    International Equity Fund--a fund investing in marketable foreign equity securities.

    Socially Responsible Fund--a fund investing primarily in marketable equity securities of United States-chartered companies which are determined to be socially responsible pursuant to criteria set forth in the Fund's Prospectus.

         This Prospectus sets forth concisely the information a prospective investor should know before investing. Additional information about the Horace Mann Life Insurance Company Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1998, and is incorporated herein by reference. The Statement of Additional Information is available upon request, without charge, by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 535-7123, or by telephoning
(217) 789-2500 or (800) 999-1030 (toll-free). The Table of Contents of the Statement of Additional Information appears on page 20 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FUNDS.* BOTH PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING AND RETAINED FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS ANY REPRESENTATION TO THE CONTRACY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is March 1, 1999.


*The Funds' Prospectus follows page 20 of the Horace Mann Life Insurance Company Separate Account Prospectus.



Table of Contents
-------------------------------------------------------------------------------------
                                                                                 Page


Definitions ....................................................................    3
Summary ........................................................................    4
Condensed Financial Information ................................................    8
Horace Mann Life Insurance Company, The Account and The Horace Mann Mutual Funds   10
         Horace Mann Life Insurance Company ....................................   10
         The Account ...........................................................   10
         The Horace Mann Mutual Funds ..........................................   10
         Administraor: Horace Mann Investors, Inc...............................   11
The Contract ...................................................................   11
         Contract Owners' Rights ...............................................   11
         Purchasing the Contract ...............................................   11
         Purchase Payments .....................................................   12
           Amount and Frequency of Purchase Payments ...........................   12
           Allocation of Purchase Payments .....................................   12
           Accumulation Units and Accumulation Unit Value ......................   12
         Transactions ..........................................................   12
           Transfers ...........................................................   12
           Changes in Allocation Instructions ..................................   12
           Surrender Before Commencement of Annuity Period .....................   13
           Reinvestment Priviledge .............................................   13
           Deferment ...........................................................   14
           Confirmations .......................................................   14
         Deductions and Expenses ...............................................   14
           Annual Maintenance Charge ...........................................   14
           Mortality and Expense Risk Fee ......................................   14
           Operating Expenses of the Horace Mann Mutual Funds ..................   14
           Premium Taxes .......................................................   14
         Death Benefit Proceeds ................................................   14
         Mandatory Minimum Distribution ........................................   15
         Income Payments .......................................................   15
           Income Payment Options ..............................................   15
           Amount of Fixed and Variable Income Payments ........................   16
         Misstatement of Age ...................................................   17
         Modification of the Contract ..........................................   17
Tax Consequences ...............................................................   17
         Separate Account ......................................................   17
         Contract Owners .......................................................   17
           Contributions .......................................................   17
           Distributions Under Qualified Contracts .............................   18
           Distributions Under Non-Qualified Contracts .........................   18
           Penalty Tax .........................................................   19
Voting Rights ..................................................................   19
Other Information ..............................................................   19
Additional Information .........................................................   20


         THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE CONTRACTS OFFERED BY THIS PROSPECTUS IN ANY STATE TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH STATE.

Definitions
------------------------------------------------------------------------------
         ACCOUNT: Horace Mann Life Insurance Company Separate Account, a segregated variable investment account consisting of seven Subaccounts each of which invests in the corresponding Horace Mann Mutual Fund. The Account was established by Horace Mann Life Insurance Company under Illinois law and registered as a unit investment trust under the Investment Company Act of 1940.

         ACCUMULATION UNIT: A unit of measurement used to determine the value of a Contract Owner's interest in a Subaccount before Income Payments begin.

         ANNUITANT: The recipient of Income Payments.

         ANNUITY PERIOD: The period during which income payments are made to the Annuitant or the last surviving Joint Annuitant, if any.

         ANNUITY UNIT: A unit of measurement used in determining the amount of variable Income Payment during the Annuity Period.

         CERTIFICATE: Each Participant under a group Contract is issued a Certificate summarizing the provisions of the Contract and showing participation in the retirement plan adopted by the Contract Owner.

         CONTRACT: This Prospectus offers combination fixed and variable annuity Contracts to individuals as single payment Contracts and to both individuals and groups as flexible payment Contracts. The term "Contract" in this Prospectus generally will be used to describe Contracts issued to individuals and Certificates issued to Participants in a group plan.

         CONTRACT OWNER: The individual or entity to whom the Contract is issued. Under a group contract, all references to the Contract Owner refer to the Participant in a group plan.

         CONTRACT YEAR: A year measured from the date a Contract (or a Certificate) was issued to an individual Contract Owner (or a Participant) and each anniversary of this date.

         FUNDS: The Horace Mann Mutual Funds ("Trust") consist of seven portfolios: Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund ("Short-Term Fund"), Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. The Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940.

         INCOME PAYMENTS: A series of payments that may be for life; for life with a guaranteed number of payments; for the joint lifetimes of the Annuitant and another person, and thereafter, during the lifetime of the survivor; or for some fixed period. A fixed annuity provides a series of payments that will be substantially equal in amount throughout the annuity payout period. A fixed annuity does not participate in the investment experience of any subaccount. A variable annuity provides a series of payments that vary in amount depending upon the investment experience of the Subaccount(s) selected by the Contract Owner.

         MATURITY DATE: The date Income Payments begin. The individual Contracts offered by this Prospectus describe the criteria for determining Maturity Dates.

         In addition, tax qualified plans often place certain limitations upon election of a Maturity Date. Generally, distributions under tax qualified plans must begin by April 1 following the calendar year in which the Contract Owner or Participant reaches age 701/2. See "The Contract--Mandatory Minimum Distribution."

         NET PURCHASE PAYMENT: The balance of each Purchase Payment received by Horace Mann Life Insurance Company after deducting any applicable premium taxes, or the balance of any transfer amount from other Subaccounts after applicable charges, or dividends reinvested after applicable charges.

         PARTICIPANT: A person to whom a Certificate showing participation under a group Contract has been issued.

         PURCHASE PAYMENT: An amount paid to Horace Mann Life Insurance Company as consideration for the Contract, the amount transferred from other Subaccounts, and any dividends reinvested.

         QUALIFIED PLAN: A tax-sheltered annuity as defined in Section 403(b) or a simplified employee pension plan as defined in Section 408(k) of the Internal Revenue Code ("IRC"). IRAs as defined in Section 408 could be qualified in some situations.

         SUBACCOUNT: A division of the Separate Account of Horace Mann Life Insurance Company which invests in shares of the corresponding portfolio of the Horace Mann Mutual Funds.

         SURRENDER CHARGE: (a contingent deferred sales charge) An amount kept by Horace Mann Life Insurance Company if a withdrawal is made or if the Contract is surrendered. The charge is intended to compensate Horace Mann Life Insurance Company for the cost of selling the product.

         VALUATION DATE: The Valuation Date ends at the earlier of 3:00 p.m. central time or at the closing of the New York Stock Exchange. No valuations are made for any day that the New York Stock Exchange is closed. For 1998 no valuations are made for the day after Thanksgiving.

         VALUATION PERIOD: The period from the end of a Valuation Date to the end of the next Valuation Date, excluding the day the period begins and including the day it ends.

Summary
------------------------------------------------------------------------------
         This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further information can be found in this Prospectus, the HMLIC Separate Account Statement of Additional Information, and the Contract. This Prospectus is intended to serve as a disclosure document for the variable portion of the Contracts only. As used in this Prospectus, "variable" means that the value varies based on the investment performance of the portfolio selected from the Horace Mann Mutual Funds. For information regarding the fixed account, refer to the Contract.

         Detailed information about the Horace Mann Mutual Funds is contained in the Funds' Prospectus which immediately follows this Prospectus for Horace Mann Life Insurance Company Separate Account, and in the Funds' Statement of Additional Information. Each Fund's expenses, including advisory and management fees, are found in the Table of Annual Operating Expenses shown on page 6 of this Summary.

WHAT IS "THE SEPARATE ACCOUNT"?

         HMLIC established the Horace Mann Life Insurance Company Separate Account (the "Account") to segregate assets dedicated to the variable portion of the combination fixed and variable Contracts offered herein. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The Account consists of seven Subaccounts, each investing solely in shares of the corresponding portfolio of the Horace Mann Mutual Funds: Growth Fund, Balanced Fund, Income Fund, Short-Term Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund.

WHO MAY PURCHASE A HORACE MANN ANNUITY OFFERED BY THIS PROSPECTUS?

         Individuals, as well as groups, may purchase the combination fixed and variable flexible payment annuity. Individuals may also purchase the single payment plan. The Contracts offered by this Prospectus are designed to provide retirement benefits in connection with Section 403(b) Annuities, Individual Retirement Annuities ("IRAs"), Roth IRAs, Simplified Employee Pension Plans ("SEPs"), Savings Incentive Match Plan for Employees ("SIMPLE") and non-qualified Retirement Annuities.

         The Contract is offered and sold by HMLIC through its licensed life insurance sales personnel, who are registered representatives of Horace Mann Investors, Inc. ("Investors"). HMLIC has entered into a distribution agreement with Investors an affiliated broker-dealer registered under the Securities and Exchange Act of 1934. Investors is a member of the National Association of Securities Dealers, Inc. (NASD).

IS THERE A MINIMUM PURCHASE PAYMENT?

         The minimum annual Purchase Payment under a flexible payment Contract during any Contract Year is $225. The minimum Purchase Payment under a single payment Contract is $2,000. No Purchase Payments are required after the first Contract Year. Contract Owners may elect to allocate all or part of the Purchase Payments to one or more Subaccount(s). The minimum Purchase Payment allocated to any Subaccount within any given Contract Year must equal or exceed $100. Under certain group plans the minimum may be reduced or eliminated.

WHAT ARE MY INVESTMENT CHOICES?

         (a) SEPARATE ACCOUNT
         Includes seven Subaccounts each of which invests in one of the following funds:

          GROWTH FUND--a fund investing primarily in common stocks of domestic companies.

          BALANCED FUND--a fund investing in common stocks, debt securities and money market instruments.

          INCOME FUND--a fund investing primarily in investment grade debt securities.

         SHORT-TERM FUND--a fund investing in short-term debt instruments.

         SMALL CAP GROWTH FUND--a fund investing primarily in small cap equity securities with earnings growth potential.

          INTERNATIONAL EQUITY FUND--a fund investing in marketable foreign equity securities.

         SOCIALLY RESPONSIBLE FUND--a fund investing primarily in marketable equity securities of United States-chartered companies which are determined to be socially responsible pursuant to criteria set forth in the funds' prospectus.

         (b) FIXED ACCOUNT (See the Contract)

         At any time before the Contract's Maturity Date, amounts may be transferred from one Subaccount to another, and to and from the fixed account of the Contract. (Transfers from the fixed account of the Contract into a Subaccount are treated like any other partial withdrawal from the fixed account of the Contract, except that no surrender charge is imposed and the early withdrawal penalty is waived. If an amount transferred from the fixed account is surrendered within 365 days, the amount transferred will be subject to the applicable surrender and withdrawal penalties as if the money had been withdrawn from the fixed account.) The minimum amount that can be transferred is $100 or the entire dollar value of the Subaccount, whichever is less. See "The Contract--Transactions--Transfers."

MAY I WITHDRAW ALL OR PART OF THE CONTRACT VALUE BEFORE THE MATURITY DATE?

         Unless restricted by his or her retirement plan or by the Internal Revenue Code (IRC), a Contract Owner may at any time before the Maturity Date surrender his or her Contract in whole or withdraw in part for cash. Partial withdrawals are subject to a $100 minimum. Each surrender or partial withdrawal is processed on the basis of the net asset value(s) of an accumulation unit of the Subaccount(s) from which the value is being surrendered or withdrawn. Surrenders and withdrawals may be subject to Surrender Charges as described on page 12 in this Prospectus.

WHAT ARE THE CHARGES OR DEDUCTIONS?

         Contracts are subject to deductions for applicable state or local government premium taxes. Premium taxes presently range from 0 to 3.5%.

         A Mortality and Expense Risk Fee (M&E Fee), computed and accrued weekly, is deducted from the account value. This fee will not exceed 1.25% of the Contract Owner's average value in a Subaccount on an annual basis, but may be lower on certain group plans.

         A fixed annual maintenance charge of $25 is assessed against the Contract on each anniversary, unless the Contract value equals or exceeds $10,000, in which case such charge is waived. This charge may be waived or lowered on certain group plans.

         No deduction for sales expense is charged on Purchase Payments, but a decreasing surrender charge is assessed against certain withdrawals and surrenders during the first five contract years. In the first Contract Year the charge is 8% of the amount withdrawn for the Flexible Payment Contract and 5% for the Single Premium Contract. The charge is taken from the Contract Owner's value in the Subaccount(s) from which the withdrawal is made. In no event will the charges exceed 8.5% of the Net Purchase Payments to the Subaccount(s). See "The Contract--Transactions--Surrender Before Commencement of Annuity Period." Under certain group plans these charges may be reduced or eliminated.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THIS CONTRACT?

         The IRC provides penalties for premature distributions under various retirement plans. Values may not be withdrawn from Section 403(b) Contracts except under certain circumstances. See "Tax Consequences." This Contract might not be suitable for a short-term investment. See "The Contract--Transactions-- Surrender Before Commencement of Annuity Period."

IF I RECEIVE MY CONTRACT AND AM DISSATISFIED, MAY I RETURN IT?

         Subject to various state insurance laws, generally the Contract Owner may return the Contract to HMLIC within 30 days of receipt of the Contract. The market value of the assets purchased by payments paid to the Account, less any taxes will be refunded.

WHEN CAN I BEGIN RECEIVING INCOME PAYMENTS, AND WHAT OPTIONS ARE AVAILABLE?

         Payments will begin on the Maturity Date selected by the Contract Owner. Variable Income Payments are made in monthly installments. A lump sum payment will be made if the total Contract value is less than $2,000 or if monthly Income Payments at the Maturity Date would be less than $20. An optional Maturity Date and various income payment options are available under the Contract.

         Income Payments may be fixed or variable or a combination of fixed and variable payments. The following options are available for receiving Income
Payments: Life Annuity with or without Period Certain, Joint and Survivor Life Annuity, Income for Fixed Period, Income for Fixed Amount, and Interest Income Payments.

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


Table of Annual Operating Expenses
-------------------------------------------------------------------------------
         The following is a summary of costs and expenses borne by the Contract
Owner in connection with an investment in the Account.

HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT


Contract Owner Transaction Expenses:(1)
         Maximum Surrender Charge as a percentage of redemption proceeds(2)
           --for Single Payment Contracts ...................................      5.00%
           --for Flexible Payment Contracts .................................      8.00%
Annual Maintenance Charge(3).................................................       $25

Separate Account M&E Fee, as a percentage of average account value:
         Mortality Risk .....................................................      0.45%
         Expense Risk .......................................................      0.80%

Total Separate Account M&E Fee ..............................................      1.25%

HORACE MANN MUTUAL FUNDS
         Annual Operating Expenses of the Horace Mann Mutual Funds, as a percentage of average daily net assets (net of reimbursements and fee waivers):


                                                          Short-     Small Cap    International     Socially
                    Growth(7)   Balanced(7)    Income(4)  Term(5)    Growth(6)    Equity(6)         Responsible(6)
                    Fund        Fund           Fund       Fund       Fund         Fund              Fund
                    -------     --------       -------    ------     --------     ----------        -----------


Management Fees(8)  0.642%      0.642%         0.642%     0.367%     1.392%       1.092%            0.942%
Other Expenses      0.185%      0.186%         0.570%     2.397%     0.530%       1.148%            0.377%
                    ------      --------       ------     -----      ------       ------            ------
Total Fund
Operating Expense   0.827%      0.828%         1.212%     2.764%     1.922%       2.240%            1.319%

(1)Premium taxes, currently ranging between 0 and 3.5%, are not included. The rate of the premium tax varies depending upon the state of residence, and not all states impose premium taxes. Also, depending on the state, taxes are taken from Purchase Payments or are levied at annuitization.

(2)In some cases, the Surrender Charge does not apply. See "The Contract-- Transactions--Surrender Before Commencement of Annuity Period."

(3)The annual maintenance charge equals $25 per year, unless the Contract value equals or exceeds $10,000 at each anniversary. The annual maintenance charge is not deducted after the Maturity Date. This charge may be reduced or eliminated on certain group plans.

(4)The expenses are shown for the fiscal year ending December 31, 1998 plus the support services agrement dated March 1, 1999.

(5)Total Fund Operating Expenses for the Short-Term Fund for the year ended December 31, 1998, adjusted for waivers or expense reimbursements, were 0.832%. With waivers, management fees and other expense would have been 0.267% and 0.465% respectively.

(6)The expenses are shown based on actual amounts for the fiscal year ended December 31, 1998. Horace Mann Investors, Inc. voluntarily agreed to waive a portion of its management fee and reimburse certain expenses during 1998. With such waiver, the management fee, other expenses and total fund operating expenses, respectively, would have been: 0.942%, 0.282% and 1.674% for the Small Cap Growth Fund; 1.092%, 0.547% and 1.639% for the International Equity Fund; and 0.942%, 0.282% and 1.224% for the Socially Responsible Fund. See the "Management" section of the Horace Mann Mutual Funds Prospectus for a description of the contractual fee rates.

(7)Commission Credits--Wellington Management Company, LLP, subadvisor for the Growth and Balanced Funds, seeks the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Funds part of the commissions paid. With such commission credits the other expenses and total fund operating expenses, respectively, would have been: 0.167% and 0.809% for the Growth Fund and 0.171% and 0.813% for the Balanced Fund.

(8) The "Management fees" include both the advisory fee paid to Wilshire Associates, Inc. and the administration fee paid to Horace Mann Investors, Inc.

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


Example(1)
                                                                    Short-      Small Cap                  Socially
                                         Growth   Balanced  Income  Term        Growth      International  Responsible
                                         Fund     Fund      Fund    Fund        Fund        Equity Fund    Fund
                                         -------  --------  ------- ------      --------    ----------     ---------

                                         C>

For Flexible Payment Contracts
------------------------------
If you surrender your Contract
at the end of the applicable
time period:
You would pay the following
expenses on a $1,000 investment,
assuming 5% annual return on assets:
         1 year                          $104     $104      $108   $122         $114        $117           $109
         3 years                         $133     $133      $144   $186         $163        $172           $147
         5 years                         $116     $116      $135   $209         $170        $185           $140
         10 years                        $249     $249      $287   $428         $355        $383           $298

If you do NOT surrender your Contract:
You would pay the following expenses on
a $1,000 investment, assuming 5%
annual return on assets:
         1 year                          $ 22     $ 22      $ 26   $ 41         $ 33        $ 36           $ 27
         3 years                         $ 67     $ 67      $ 79   $124         $100        $109           $ 82
         5 years                         $116     $116      $135   $209         $170        $185           $140
         10 years                        $249     $249      $287   $428         $355        $383           $298

For Single Payment Contracts If you
surrender your Contract at the end of
the applicable time period: You would
pay the following expenses on a $1,000
investment, assuming 5% annual
return on assets:

         1 year                          $ 73     $ 73      $ 77   $ 92         $ 84        $ 87           $ 78
         3 years                         $100     $100      $111   $155         $132        $141           $114
         5 years                         $116     $116      $135   $209         $170        $185           $140
         10 years                        $249     $249      $287   $428         $355        $383           $298

If you do NOT surrender your Contract:
You would pay the following
expenses on a $1,000 investment,
assuming 5% annual return on assets:

         1 year                          $ 22     $ 22      $ 26   $ 41         $ 33        $ 36           $ 27
         3 years                         $ 67     $ 67      $ 79   $124         $100        $109           $ 82
         5 years                         $116     $116      $135   $209         $170        $185           $140
         10 years                        $249     $249      $287   $428         $355        $383           $298


(1)The EXAMPLE should not be considered a representation of past or future expenses. Amounts shown are based on the "Other Expenses" shown on the fee table and average cash value of the average number of annuity Contracts in the accumulation phase during the 1998 calendar year. Actual expenses may by greater or less than those shown. There is no assumption for premium taxes, applicable in certain states, in these examples.

THE PURPOSE OF THE TABLE IS TO ASSIST CONTRACT OWNERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT THEY BEAR DIRECTLY OR INDIRECTLY. THE TABLE REFLECTS EXPENSES OF THE SEPARATE ACCOUNT AS WELL AS THOSE OF THE UNDERLYING FUNDS. SEE "THE CONTRACT-DEDUCTIONS AND EXPENSES."



Condensed Financial Information
--------------------------------------------------------------
         The following information is taken from the Separate Account financial statements and is covered by the report of the Separate Account Independent
Auditors. A copy of the financial statements and report are contained in the
Annual Report for the Separate Account and are incorporated herein by reference and may be obtained by calling or writing Horace Mann Life Insurance Company.
The Small Cap Growth Fund, International Equity Fund and Socially Responsible
Fund each commenced operations on March 10, 1997.


                               Accumulation         Accumulation          # Units
                                Unit Value           Unit Value          Outstanding
                                Beginning of          End of               End of
                  Year Ended       Period             Period               Period
                  ----------    ------------       ------------          -----------


    Growth Fund   12/31/98          $25.66             $24.34            22,401,337
                  12/31/97           23.76              25.66            18,317,985
                  12/31/96           21.66              23.76            13,503,527
                  12/31/95           17.64              21.66             9,499,642
                  12/31/94           19.85              17.64             7,444,937
                  12/31/93           19.49              19.85             5,271,528
                  12/31/92           19.15              19.49             3,847,269
                  12/31/91           16.64              19.15             3,244,626
                  12/31/90           18.88              16.64             2,748,244
                  12/31/89           17.30              18.88             2,349,405

    Balanced Fund 12/31/98          $19.82             $18.90            21,781,222
                  12/31/97           18.94              19.82            18,709,483
                  12/31/96           18.00              18.94            15,151,785
                  12/31/95           15.26              18.00            12,085,917
                  12/31/94           16.72              15.26            10,010,131
                  12/31/93           16.22              16.72             7,470,133
                  12/31/92           15.91              16.22             5,352,185
                  12/31/91           14.19              15.91             4,274,088
                  12/31/90           15.10              14.19             3,528,857
                  12/31/89           13.48              15.10             2,697,026

    Income Fund   12/31/98          $13.00             $13.24             1,006,166
                  12/31/97           12.69              13.00               718,041
                  12/31/96           13.03              12.69               817,803
                  12/31/95           12.02              13.03               776,272
                  12/31/94           13.06              12.02               746,535
                  12/31/93           12.95              13.06               694,843
                  12/31/92           12.92              12.95               566,223
                  12/31/91           12.26              12.92               473,423
                  12/31/90           12.35              12.26               415,716
                  12/31/89           11.64              12.35               346,639

    Short-Term
    Fund          12/31/98          $ 9.99             $ 9.98               125,460
                  12/31/97           10.03               9.99               114,103
                  12/31/96           10.00              10.03               112,004
                  12/31/95           10.08              10.00                95,982
                  12/31/94           10.07              10.08               103,526
                  12/31/93           10.09              10.07               106,595
                  12/31/92           10.10              10.09                99,345
                  12/31/91           10.37              10.10                94,194
                  12/31/90           10.73              10.37               106,548
                  12/31/89           10.49              10.73                96,997

    Small Cap
    Fund          12/31/98          $11.70             $12.38             2,063,019
                  12/31/97           10.00              11.70             1,219,124

    International
    Equity Fund   12/31/98          $10.27             $12.13               758,622
                  12/31/97           10.00              10.27               451,401

   Socially
   Responsible
   Fund           12/31/98          $12.10             $12.99             2,513,258
                  12/31/97           10.00              12.10               692,571


         Accumulation Unit Values shown above are reduced annually for dividend distributions from each underlying mutual fund. Dividend distributions are used to purchase additional Accumulation Units.

         Financial statements of the Account and of HMLIC are available with the Statement of Additional Information. A copy of the Statement of Additional Information and of the financial statements may be obtained without charge by mailing a written request to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission request to (217) 535-7123, or by telephoning (217) 789-2500 or (800) 999-1030
(toll-free).

         From time to time the Account may advertise total return for the subaccount. Total return may be used for all seven subaccounts. Total return performance figures represent past performance and are not intended to indicate future performance. Investment return and the principal value of an investment may fluctuate. A Contract Owner's shares, when redeemed, may be worth more or less than their original cost. Total return is computed by finding the average annual compounded rate of return that would equate the initial amount invested to the ending redeemable value.

         To the extent required, all charges shown in the Table of Annual Operating Expenses are reflected in the calculations of the performance figures. Because the median contract value exceeds $10,000, the annual maintenance charge of $25 has not been deducted. However, contracts with a value of less than $10,000 would be subject to the annual maintenance fee, which would reduce performance. Total return may be calculated to reflect the fact that certain expenses have been reimbursed or waived. In addition, total return calculations assume redemption at the end of the stated period and, therefore, reflect the applicable Surrender Charge. However, comparative figures may be presented that do not assume redemption.

Horace Mann Life Insurance Company,
The Account and The Horace Mann Mutual Funds

HORACE MANN LIFE INSURANCE COMPANY

         Horace Mann Life Insurance Company ("HMLIC") located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, is an Illinois stock life insurance company organized in 1949. HMLIC is licensed to do business in 48 states and in the District of Columbia. HMLIC writes individual and group life insurance and annuity contracts on a nonparticipating basis.

         HMLIC is an indirect wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"), a publicly-held insurance holding company traded on the New York Stock Exchange.

THE ACCOUNT

         On October 9, 1965, HMLIC established the Account under Illinois law. The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Account and each subaccount are administered and accounted for as a part of the business of HMLIC. However, the income gains and losses, whether or not realized, of each subaccount are credited to or charged against the amounts allocated to that subaccount in accordance with the terms of the Contracts without regard to other income, gains or losses of the remaining subaccounts or of HMLIC. The assets of the Account may not be charged with liabilities arising out of any other business of HMLIC. All obligations arising under the Contracts, including the promise to make Income Payments, are general corporate. obligations of HMLIC. Accordingly, all of HMLIC's assets are available to meet its obligations and expenses under the Contracts. While HMLIC is obligated to make payments under the Contracts, the amount of variable Income Payments are not guaranteed since the payment amounts fluctuate in accordance with the performance of the subaccounts.

THE HORACE MANN MUTUAL FUNDS

         The Horace Mann Mutual Funds ("Trust") is an open-end, diversified, management investment company registered under the Investment Company Act of 1940. The Trust is made up of a series of portfolios ("Funds"). The Trust issues shares of beneficial interest that are continually offered for sale. The Funds, advised by Wilshire Associates, Incorporated ("Wilshire"), invest in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. Wilshire has entered into an agreement with investment subadviser(s) for each of the Funds whereby the subadviser(s) manage the investment and reinvestment of the assets of a Fund.

         The primary investment objective of the Growth Fund is long-term capital growth; conservation of principal and production of income are secondary objectives. The Growth Fund invests substantially all of its assets in common stocks of domestic companies. Wellington Management, LLP ("Wellington Management"), Brinson Partners Inc. ("Brinson Partners") and Mellon Equity Associates, LLP ("Mellon Equity") serve as the investment subadvisers to the Growth Fund.

         The primary investment objective of the Balanced Fund is to realize high long-term total rate of return consistent with prudent investment risks. The Balanced Fund's assets are invested in a mix of common stocks, debt securities and money market instruments. Wellington Management, Brinson Partners and Mellon Equity serve as the investment subadvisers to the Balanced Fund.

         The primary investment objective of the Income Fund is to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle. The Income Fund invests primarily in U.S. Investment grade fixed income securities. Wellington Management serves as the investment subadviser to the Income Fund.

         The primary investment objective of the Short-Term Fund is to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term Fund attempts to realize its objectives through investments in short-term debt instruments; it is not a money market fund and does not maintain a stable net asset value per share. Wellington Management, serves as the investment subadviser to the Short-Term Fund.

         The investment objective of the Small Cap Growth Fund is long-term capital appreciation through small cap stocks with earnings growth potential. The Small Cap Growth Fund invests primarily in small cap stocks, which the subadviser considers to have favorable and above-average earnings growth prospects. BlackRock Financial Management, Inc. (Blackrock) serves as investment subadviser to the Small Cap Growth Fund.

         The primary investment objective of the International Equity Fund is long term capital growth primarily through diversified holding of marketable foreign equity investments. The International Equity Fund invests primarily in equity securities of established companies, listed on foreign exchanges, which the subadviser believes have favorable characteristics. It may also invest in fixed income securities of foreign governments and companies. Scudder Kemper Investments, Inc. (Scudder Kemper) serves as the investment subadviser to the International Equity Fund.

         The investment objective of the Socially Responsible Fund is long term capital growth, above average current income and growth of income. The Socially Responsible Fund invests primarily in marketable equity securities, (including common stocks, preferred stocks, and debt securities convertible into common stocks of seasoned financially strong U.S.-based companies). Investments in equity securities are limited to issuers which the subadviser determines:

                    1. Do not produce tobacco products;

                    2. Do not produce alcoholic beverages;

                    3. Do not own and/or operate casinos or manufacture
                       gaming devices;

                    4. Do not produce pornographic materials;

                    5. Do not produce nuclear weapons or guidance and/or
                       delivery systems, specifically for nuclear weapons;

                    6. By popular standards, maintain non-discriminatory
                       employment practices throughout a company's facilities;
                       and

                    7. By popular standards, maintain environmental policies,
                       practices and procedures which are currently acceptable, or which are exhibiting improvement.

          Scudder Kemper serves as the investment subadviser to the Socially Responsible Fund.

ADMINISTRATOR:  HORACE MANN INVESTORS, INC.

         Horace Mann Investors, Inc. ("Investors"), a wholly-owned subsidiary of Horace Mann Educators Corporation which is the indirect owner of Horace Mann Life Insurance Company ("HMLIC"), serves as administrator to the Funds pursuant to an Administration Agreement dated March 1, 1999 with the Trust (the "Administration Agreement"). Investors provides for the management of the business affairs of each Fund, including, but not limited to, office space, secretarial and clerical services, bookkeeping services, wire and telephone communications services, and other similar services necessary for the proper management of each Fund's business affairs. Under the current administration agreement, the Funds agree to assume and pay the charges and expenses of its operations, including, by way of example, the compensation of Trustees other than those affiliated with Investors, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of the custodian, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Funds, reports and notices to shareholders, other like miscellaneous expenses, and all taxes and fees to federal, state, or other governmental agencies.

         For the services and facilities furnished to the Funds, Investors receives a fee based upon the combined assets of the Funds as follows: 0.25% of the first $1 billion of assets and 0.20% of assets in excess of $1 billion. Under the fund of funds structure for the Balanced Fund, the administration fee would be based upon all assets in the Balanced Fund. However, Investors has indicated that it intends to waive the majority of such fees. Balanced Fund shareholders will indirectly pay the administration fee of the assets invested in the Growth Fund and Income Fund. Therefore, the aggregate administration fees directly and indirectly borne by shareholders of the Balanced Fund will be higher.

         Support Services Agreement. The Trust has a support services agreement(the "Support Services Agreement") with HMLIC under which the Trust has retained HMLIC to provide certain administrative services to the Trust. As the Trust's servicer, HMLIC will provide those administrative and support services reasonably necessary to coordinate the activities of the Funds with those of the separate account of HMLIC (for which the Funds serve as the underlying investment medium) other than the administrative services provided by Investors under the Administration Agreement. As compensation for its services, HMLIC will receive a fee equal to 0.15% on the first $1 billion in net assets and 0.10% on all assets over $1 billion.

         Detailed information on the Funds is contained in the Funds' Prospectus which accompanies this Prospectus.

THE CONTRACT

CONTRACT OWNERS' RIGHTS
         A Contract may be issued under a retirement plan on a qualified basis as defined in the IRC or on a non-qualified basis. Qualified and non-qualified contracts receive different tax treatment. See "Tax Consequences."

         To participate in a qualified plan, the Contract Owner may be required to forego certain rights granted by the Contract and should refer to the provisions of his or her Contract, the provisions of the plan or trust instrument, and/or applicable provisions of the IRC.

         Unless otherwise provided by law, and subject to the terms of any governing plan or trust, the Contract Owner may exercise all privileges of ownership, as defined in the Contract, without the consent of any other person. These privileges include the right during the period specified in the Contract to change the beneficiary designated in the Contract, to designate a payee and to agree to a modification of the Contract terms.

         This Prospectus describes only the variable portions of the Contract. On the Maturity Date, the Contract Owner has limited rights to acquire fixed annuity payout options. See the Contract for details regarding fixed Income Payments.

PURCHASING THE CONTRACT

         The Contract is offered and sold by HMLIC through its licensed life insurance sales personnel who are also registered representatives of Horace Mann Investors, Inc. ("Investors"). HMLIC has entered into a distribution agreement with Investors. Investors, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, is a broker-dealer registered under the Securities Exchange Act of 1934. Investors is a member of the NASD and is a wholly-owned subsidiary of Horace Mann Educators Corporation.

         In order to purchase a Contract offered by this Prospectus, an applicant must complete an application bearing all requested signatures and in some states a properly completed suitability questionnaire. For a Contract issued pursuant to Section 403(b) of the IRC, the applicant must also submit a signed acknowledgment of the IRC restrictions on withdrawals applicable to such contracts. For an IRA, Roth IRA, SIMPLE or a Contract issued under a SEP plan, the applicant must also acknowledge receipt of the IRA disclosure form.

         Applications for Contracts are to be sent to HMLIC's Home Office. If an incomplete application is received, HMLIC will promptly request that the applicant furnish additional information needed to process the application. The initial Purchase Payment will be held in a suspense account, without interest, for a period not exceeding five business days. If the necessary information is not received within these five business days HMLIC will return the initial Purchase Payment, unless otherwise directed by the applicant.

         Sales commissions are paid by HMLIC. Sales commissions typically range from 2% to 6% of Purchase Payments received.

PURCHASE PAYMENTS
         AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS--The minimum acceptable annual Purchase Payment under a flexible payment Contract is $225. No Purchase Payments are required after the first Contract Year. Payments may be made in lump sum or installments. The minimum acceptable monthly Purchase Payment is $25. The minimum acceptable Purchase Payment under a single payment Contract is $2,000. Under certain group plans the minimum may be reduced or eliminated.

         The IRC limits the amounts which may be contributed to qualified plans. See "Tax Consequences--Contract Owners-- Contributions."

         ALLOCATION OF PURCHASE PAYMENTS--All or part of the Purchase Payments made may be allocated to one or more subaccounts. The minimum Purchase Payment amount allocated to any subaccount in any given Contract Year must equal or exceed $100.
         ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE--The number of Accumulation Units purchased by Purchase Payments is determined by dividing the dollar amount credited to each subaccount by the applicable accumulation unit value next determined following receipt of the payment by HMLIC.

         Accumulation Units are valued on each Valuation Date. The accumulation unit value of each subaccount is equal to the net asset value of the underlying Fund (computed by dividing the net assets of a mutual fund by the outstanding number of mutual fund shares on each Valuation Date). Dividends declared by the underlying Fund of each subaccount, net of applicable deductions and charges, are used to purchase additional Accumulation Units. To the extent that deductions and charges exceed dividends, Accumulation Units will be surrendered. The accumulation unit value of the Growth Fund was established at $16.87 on October 9, 1965. The accumulation unit value of the Balanced Fund, Income Fund and Short-Term Investment Fund was established at $10.00 on February 1, 1983. The accumulation unit value of the Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund was established at $10.00 on March 10, 1997.

TRANSACTIONS
         TRANSFERS--Amounts may be transferred from one subaccount to another, and to and from the fixed account of the Contract, prior to the Maturity Date. (Transfers from the fixed account of the Contract into a subaccount are treated like any other partial withdrawal from the fixed account, except that the early withdrawal penalty is being waived. If an amount transferred from the fixed account is surrendered or withdrawn within 365 days, the amount transferred will be subject to the applicable surrender charge and early withdrawal penalty as if the money had been withdrawn from the fixed account). The minimum amount that can be transferred is $100 or the entire dollar value of the subaccount(s), whichever is less.

         A Contract Owner may elect to transfer funds between subaccounts and fixed account by submitting a written request to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657 or by calling (800) 999-1030. Telefacsimile (FAX) transmissions of the request also will be accepted if sent to (217) 527-2307. The request must: (1) be signed by the Contract Owner or, for telephone transactions, be made by the Contract Owner, (2) include the name of the Contract Owner and the Contract number, and (3) specifically state either the dollar amount or the number of accumulation units to be transferred. The request also must specify the subaccounts from which and to which the transfer is to be made. Transfers are effective either on a date specified in the request, provided that date falls on or after receipt of the request at the Home Office, or on the first Valuation Date following receipt of the request by the Home Office.

         Up to twelve transfers may be pre-scheduled at any point in time. The twelve transfers cannot extend beyond a twelve month period. A signed written request or form may be completed or by calling (800) 999-1030. Telefacsimile
(FAX) transmissions of the request also will be accepted if sent to (217) 527-2307. See "Other Information-Forms Availability." If a Contract Owner decides to cancel a pre-scheduled transfer arrangement, he or she should notify the Home Office either in writing or by calling (800) 999-1030 or Telefacsimile
(FAX) (217) 527-2307 prior to the next designated transfer date.

         CHANGES IN ALLOCATION INSTRUCTIONS--A Contract Owner may elect to change the allocation of future Purchase Payments at any time by mailing a written request to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657 or by calling (800) 999-1030. Telefacsimile
(FAX) transmissions of the request also will be accepted if sent to (217) 527-2307. The request must: (1) be signed by the Contract

Owner, (2) include the Contract Owner's name and Contract number, and (3) specify the new allocation percentage for each subaccount. If allocations are made to the fixed portion of the Contract or to one or more subaccounts, the percentages must total 100%. Changes in allocation instructions are effective either on a date specified in the request, provided that date falls on or after receipt of the request in the Home Office, or on the first Valuation Date following receipt of the request by the Home Office. See "Other Information-Forms Availability."

         SURRENDER BEFORE COMMENCEMENT OF ANNUITY PERIOD--Values may not be withdrawn from Section 403(b) Contracts except under certain circumstances. (See "Tax Consequences.") However, if not restricted by the IRC or applicable retirement plan under which the Contract is issued, a Contract Owner may surrender the Contract in whole or withdraw in part for cash before Income Payments begin.

         The surrender or partial withdrawal value is determined on the basis of the accumulation unit value next computed following the receipt of the request for surrender or partial withdrawal. A surrender or partial withdrawal may result in adverse federal income tax consequences to the Contract Owner. These consequences include current taxation of payments received, and may include penalties resulting from premature distribution. See "Tax Consequences."

         A Contract Owner eligible to surrender or request a partial withdrawal may elect to do so by submitting a signed, written request to Horace Mann Life Insurance Company at its Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. A partial withdrawal request must be in a form acceptable by HMLIC; telefacsimile (FAX) transmissions of the request will be accepted if the proceeds are sent to the Contract Owner. A surrender request must be in a form acceptable to HMLIC; telefacsimile (FAX) transmissions of the request will not be accepted. See "Tax Consequences and Other Information-Forms Availability."

         Partial withdrawals and surrenders will be processed either on a date specified by you in a request, provided the date specified occurs on or after receipt of the request at the Home Office, or on the first Valuation Date following receipt of the request at the Home Office.

         Any partial withdrawal is subject to a $100 minimum and may not reduce the Contract Owner's interest in a subaccount to less than $100. A complete surrender may be made at any time, unless otherwise restricted by the retirement plan or the IRC.

         Surrenders and partial withdrawals from any variable subaccount are subject to the following Surrender Charges:

                  During     Flexible     Single
                  Contract   Payment      Payment
                  Year       Contracts    Contracts

                   1            8%           5%
                   2            8%           4%
                   3            6%           3%
                   4            4%           2%
                   5            2%           1%
               Thereafter       0%           0%

Surrender Charges are applied to withdrawals based on the date the account is opened and not on the date the premium is paid. Under certain group plans the surrender charges may be reduced.

         Partial withdrawals may be made without charge if (1) the withdrawal does not exceed 15% of the variable portion of the Contract value; and (2) the Contract has been in force for two or more Contract Years; and (3) more than twelve months have passed since the date of the last partial withdrawal. Contract value is computed on the first Valuation Date following receipt of the request in good form by the Home Office. If all three conditions are not met, partial withdrawals are subject to Surrender Charges.

         Any request for partial withdrawal, where the withdrawal is subject to a Surrender Charge, will be increased by the amount of the Surrender Charge. For example, a request to withdraw $3,000 at a 4% Surrender Charge will require a withdrawal of $3,125. This withdrawal represents a cash distribution of $3,000 and a Surrender Charge of $125. Any taxes withheld will reduce the dollar amount of the distribution.

         The Surrender Charge is assessed on the basis of the amount surrendered or withdrawn from the subaccount(s), but will never exceed 8.5% of Net Purchase Payment(s) to a subaccount during the lifetime of the Contract. For example, if a Contract Owner's subaccount value is $12,000 and Purchase Payments to date equal $10,000 and the Contract Owner withdraws $2,000 (i.e., one sixth of the subaccount value), then the Surrender Charge may not exceed 8.5% of $1,666.66 (one sixth of the Purchase Payment(s) to which the withdrawal relates).

         If premium taxes are deducted prior to surrender or partial withdrawal, any reduction of HMLIC's premium tax liability due to the surrender or partial withdrawal will be to HMLIC's benefit.

         REINVESTMENT PRIVILEGE--You may elect to reinvest all of the proceeds received from a surrender or partial withdrawal within 30 days after such withdrawal has been made by returning the uncashed check and a written request. Upon receipt of your uncashed check we will credit your contract with Accumulation Units based on the amount reinvested and the Accumulation Unit Value next computed following receipt. Reinvested amounts will be allocated to the applicable investment options in the same proportion as they were allocated at the time of withdrawal. The reinvestment privilege may be used only once.

         DEFERMENT--HMLIC ordinarily completes a transaction within seven calendar days after receipt of a proper request to transfer, surrender, partially withdraw or commence Income Payments at the Maturity Date. The value of the Contract is determined as of the Valuation Date on which the request is received or on the Maturity Date for Income Payments. However, determination of Contract value and processing the transaction may be deferred for (1) any period during which the New York Stock Exchange is closed for other than customary weekend or holiday closings or during which trading is restricted by the Securities and Exchange Commission; (2) any emergency period when it is not reasonably practicable to sell securities or fairly determine accumulation unit values or annuity unit values; or (3) any other period designated by the Securities and Exchange Commission to protect persons with interests in the Account.

         CONFIRMATIONS--HMLIC mails written confirmations of Purchase Payments to Contract Owners within five business days following the end of each calendar quarter. Written confirmations of transfers, changes in allocations, partial withdrawals, and surrenders, are mailed to Contract Owners within seven calendar days of the date the transaction occurred.

         If a Contract Owner believes that the confirmation statement contains an error, the Contract Owner should notify HMLIC as soon as possible after receipt of the confirmation statement. Notice may be provided by writing to HMLIC, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 527-2307, or by telephoning (217) 789-2500 or (800) 999-1030 (toll free).

DEDUCTIONS AND EXPENSES

         ANNUAL MAINTENANCE CHARGE--An annual maintenance charge of $25 is deducted from each Contract on the Contract anniversary date unless the contract value equals or exceeds $10,000. This charge may be reduced or eliminated on certain group plans. The annual maintenance charge is deducted from the subaccount containing the greatest dollar amount or from the fixed account of the Contract when none of the variable subaccounts have any value.

         Charges for annual maintenance cease once Income Payments begin. No annual maintenance charge is taken, in whole or in part, in the event of a complete surrender unless the surrender occurs on the Contract anniversary date.

         The annual maintenance charge is intended to reimburse HMLIC for actual expenses incurred in administering the Contract. HMLIC does not expect to profit from such annual maintenance charge and assumes the risk that this annual maintenance charge may be insufficient to cover the actual costs of administering the Contract.

         MORTALITY AND EXPENSE RISK FEE--For assuming mortality and expense risk, HMLIC applies a fee to the subaccount value of each Contract. The fee for mortality and expense risk may not exceed the annual rate of 1.25% of the average net variable account value based on the date of calculation (0.45% for mortality risk, and 0.80% for expense risk); however, HMLIC reserves the right to change the fee (subject to the 1.25% ceiling) in the future. The fee accumulates on a weekly basis at a rate of .023826% of the net variable account value as of the date of the calculation. The accumulated value of the fee is deducted annually (usually at the time the Trust declares dividends) from each subaccount or upon any surrender, partial withdrawal or transfer of value accruing before such annual deduction with the necessary number of units, at the then current accumulation unit value, being redeemed to equal the dollar amount of the charges owed. Under certain group plans this fee may be reduced.

         OPERATING EXPENSES OF THE HORACE MANN MUTUAL FUNDS--There are deductions from and expenses paid out of the assets of the Funds that are described in the Funds' Prospectus which accompanies this Prospectus.

         PREMIUM TAXES--Certain state and local governments levy a premium tax, presently ranging from 0 to 3.5%, on the amount of Purchase Payments made under this Contract. The premium tax, if any, is deducted either when payments are received or when an amount is applied to provide an annuity at the Maturity Date, depending upon the applicable law.

DEATH BENEFIT PROCEEDS

         If a Contract Owner dies before the Maturity Date, the Contract value, or the amount of Purchase Payments less any withdrawals, whichever is greater, will be applied toward the purchase of an income payment option payable to the beneficiary designated by the Contract Owner. The Contract value is determined as of the date proof of death is received by HMLIC from the beneficiary. Under certain group plans the death benefit may include an annual increase in value. Proof of death includes a certified death certificate and a completed claimant's statement. The option purchased will be one elected by the Contract Owner.
If no option was elected, the beneficiary may elect an income payment option.

         All or part of the death benefit proceeds may be paid to the beneficiary in a lump sum or under one of the income payment options described under "Income Payments-Income Payment Options." If the form of Income Payment selected requires that payment be made by HMLIC after the death of the beneficiary, payments will be made to a payee designated by the beneficiary or, if no subsequent payee has been designated, to the beneficiary's estate.

         For all Contracts issued in connection with this Prospectus, except Roth IRAs, if the Contract Owner dies before Income Payments begin and the designated beneficiary is not a surviving spouse, the IRC requires the complete distribution of proceeds by December 31 of the calendar year of the fifth anniversary of the owner's death; i.e., "the five-year rule." This requirement can be satisfied by an annuity for life or a period certain not exceeding the life expectancy of a designated beneficiary, provided the Income Payments begin no later than December 31 of the calendar year following the Contract Owner's death. Any part of a Contract Owner's interest payable to a minor child will be paid to the child's legal guardian for the benefit of the child.

     If the designated beneficiary is the Contract Owner's surviving spouse, Income Payments may be deferred until April 1 following the calendar year in which the Annuitant would have reached age 70 1/2. For non-qualified annuities, a designated beneficiary which is a surviving spouse may defer distributions until he or she reaches age 70 1/2. However, if the surviving spouse dies before distributions begin under any non-qualified Contract issued in connection with this Prospectus, the five-year rule and its exceptions, explained in the preceding paragraph, will apply to his or her beneficiary.

         If the Contract Owner dies on or after the Maturity Date, the remaining portion of the interest in the Contract undistributed at the time of the Contract Owner's death must be distributed at least as rapidly as under the method of distribution in force at the time of the Contract Owner's death.

MANDATORY MINIMUM DISTRIBUTION

         Qualified plans are subject to distribution requirements of the IRC. A distribution must occur each calendar year once a Contract Owner reaches age 701/2. The Contract Owner may elect to defer the first distribution until April 1 of the year following his or her attainment of age 70 1/2. Should the first payment be deferred, the Contract Owner must take two distributions in the calendar year following attainment of age 70 1/2.

         Generally, the amount of the mandatory minimum distribution depends on the Contract value and the life expectancy of the Contract Owner. Under Mandatory Minimum Distribution requirements, distributions must be made for the life (or lives) or a period not exceeding the life expectancy (or joint life expectancy) of the Contract Owner (or the Contract Owner and a designated beneficiary). To begin mandatory distributions the Contract Owner must contact the Home Office at P. O. Box 4657, Springfield, Illinois 62708-4657.

         The Internal Revenue Service has indicated that a Contract Owner who can verify the December 31, 1986 balance in his or her Section 403(b) annuity, can delay distribution of that amount until the end of the calendar year in which he or she turns age 75. At that time, the December 31, 1986 balance is subject to the minimum distribution requirements. The December 31, 1986 balance includes deposits received and any interest earned as of December 31, 1986. Deposits received after that date, interest on those deposits, and interest earned on the December 31, 1986 balance are subject to the age 70 1/2 distribution requirements.

         Failure to take the required distributions results in the imposition of a penalty tax equal to one-half (50%) of the difference between what was and what should have been distributed. In addition, income tax is due on the full amount that should have been distributed. Further, any distribution from a 403(b) contract in excess of the mandatory minimum distribution is subject to a 20% federal income tax withholding. Roth IRAs are not subject to Mandatory Distribution. See "Tax Consequences."

INCOME PAYMENTS

         The Contract provides for fixed or variable income payment options or a combination of both. The Contract Owner may elect to have Income Payments made under any one or more of the options described below or may elect a lump sum payment. To begin receiving Income Payments a properly completed request form must be received in the Home Office. The request will be processed so that the Income Payments begin on the first of the month following the month of receipt unless a later date is requested and approved by the Company. If a fixed payment option is elected, the variable account value will be transferred to the fixed account on the date the request is received in the Home Office. In addition, if a variable payment is elected, any money in the fixed account will be transferred to the variable account on the date we received the request in the Home Office. Generally, at the time an income payment option is selected, a Contract Owner must elect whether to withhold for federal and state income taxes. See "Other Information--Forms Availability" and "Tax Consequences."

         In general, the longer Income Payments are guaranteed, the lower the amount of each payment. Fixed Income Payments are paid in monthly, quarterly, semi-annual & annual installments. Variable Income Payments are paid only on a monthly basis. If the Contract value to be applied under any one fixed or variable income payment option is less than $2,000 or if the option chosen would provide Income Payments less than $20 per month at the Maturity Date, then the Contract value will be paid in a lump sum.

INCOME PAYMENT OPTIONS

         The following income payment options are available on a variable basis unless otherwise stated.

         LIFE ANNUITY WITH OR WITHOUT PERIOD CERTAIN--The life option guarantees Income Payments for the lifetime of the Annuitant. If a period certain is selected (10, 15 or 20 years) and the Annuitant dies before the end of the period, Income Payments are guaranteed to the beneficiary until the end of the period selected or the beneficiary may request the commuted value, if any, of the remaining period certain payments. If no beneficiary is living at the time of the Annuitant's death, the commuted value, if any, of the remaining period certain payments will be paid in a single sum to the estate of the Annuitant. Under the life without period certain option, it is possible that only one Income Payment may be made if the Annuitant's death occurred before the due date of the second Income Payment. This option usually provides the largest

Income Payments. The Annuitant cannot make unscheduled withdrawals or change to another option after the first Income Payment has been made.

         JOINT AND SURVIVOR LIFE ANNUITY--This life only option provides lifetime Income Payments during the lifetimes of two Annuitants. After one annuitant dies, the Income Payments will continue during the lifetime of the survivor in an amount reduced to two-thirds of the monthly payments that would have been paid had the joint lifetime of the two Annuitants continued. The Income Payments cease after the last payment paid prior to the survivor's death. It could be possible for only one payment to be made under this option if both Annuitants die before the due date of the second payment. The Annuitants cannot make unscheduled withdrawals or change to another income option after the first Income Payment has been made.

         INCOME FOR FIXED PERIOD--This option provides Income Payments for a fixed period not less than one year nor exceeding 30 years; however, payments may not extend beyond the life expectancy of the Annuitant. Upon the Annuitant's death, the beneficiary will be paid the remaining Income Payments due, if any, or the beneficiary may request the commuted value, if any, of the remaining period certain payments. If no beneficiary is living at the time of the Annuitant's death, the commuted value, if any, of the remaining Income Payments will be paid in a lump sum to the estate of the Annuitant. The Annuitant has the right to change to another income option or make unscheduled withdrawals from the remaining commuted value subject to IRC requirements. This option is available on a fixed payment basis only.

         INCOME FOR FIXED AMOUNT--This option provides payments of a fixed amount until the account value, with interest, has been paid; however, payments may not extend beyond the life expectancy of the Annuitant. Upon the Annuitant's death, the beneficiary will be paid the remaining Income Payments due, if any, or the beneficiary may request the commuted value, if any, of the remaining Income Payments. If no beneficiary is living at the time of the Annuitant's death, the commuted value, if any, of the remaining Income Payments will be paid in a lump sum to the estate of the Annuitant. The Annuitant has the right to change to another income option or make unscheduled withdrawals from the remaining commuted value subject to IRC requirements. This option is available on a fixed payment basis only.

         INTEREST INCOME PAYMENTS--This option provides Income Payments based on interest earned from the proceeds of the Contract, at a rate determined by HMLIC, but never less than the annual guaranteed interest rate. Interest will be credited at the end of each payment period. Once the Annuitant reaches age 701/2, mandatory minimum distribution requirements will not allow Interest Income Payments to continue. The Annuitant may elect another income option at the end of any payment period, or subject to IRC requirements, may withdraw the Contract value in whole or in part upon written request. The request must be made prior to the end of the period that the Annuitant agreed to receive Income Payments. See "Mandatory Minimum Distribution." This option is available on a fixed payment basis only.

         OTHER INCOME OPTIONS--If the Annuitant does not wish to elect one or more income payment options, the Annuitant may:

                  a) receive the proceeds in a lump sum, or

                  b) leave the Contract with HMLIC and receive the value under the mandatory minimum distribution requirements of IRC Section 401(a)(9), see "Mandatory Minimum
         Distribution," or

                  c) elect any other option that HMLIC makes available.

AMOUNT OF FIXED AND VARIABLE INCOME PAYMENTS

         In general, the dollar amount of Income Payments under the Contract depends on Contract value. Contract value equals the value of the fixed account of the Contract plus the value of each subaccount. The value of each subaccount is determined by multiplying the number of Accumulation Units credited to each subaccount by its respective accumulation unit value, less Purchase Payments allocated to the Contract.

         FIXED INCOME PAYMENTS--The amount of each payment under a fixed income payment option is determined from the income option tables in the Contract. These tables show the monthly payment for each $1,000 of Contract value allocated to provide a fixed Income Payment. Guaranteed fixed Income Payments will not change regardless of investment, mortality or expense experience. Higher Income Payments may be made at the sole discretion of HMLIC.

         VARIABLE INCOME PAYMENTS--The amount of the first monthly variable Income Payment is determined from the income option tables in the Contract. The tables show the amount of the Income Payment for each $1,000 of value allocated to provide Income Payments. The income option tables vary with the form of income option payment selected and adjusted age of the Annuitant(s).

         The first monthly variable Income Payment is used to calculate the number of variable annuity units for each subsequent monthly Income Payment. The number of variable annuity units remains constant over the payment period except when a joint and survivor option is chosen. The number of variable annuity units will be reduced upon the death of either Annuitant by one-third.

         The amount of monthly Income Payments following the first variable Income Payment varies from month to month to reflect the investment experience of each subaccount funding those payments. Income Payments are determined each month by multiplying the variable annuity units by the applicable variable annuity unit value at the date of payment. The variable annuity unit value will change between Valuation Dates to reflect the investment experience of each subaccount.

         ASSUMED INTEREST RATE--The selection of an assumed interest rate affects both the first monthly variable Income Payment and the pattern of subsequent payments. One divided by the sum of the assumed interest rate and the mortality and expense risk fee, adjusted to a monthly rate, is the investment multiplier. If the investment performance of a subaccount funding variable Income Payments is the same as the investment multiplier, the monthly payments will remain level. If its investment performance exceeds the investment multiplier, the monthly payments will increase. Conversely, if investment performance is less than the investment multiplier, the payments will decrease. Unless otherwise provided, the assumed interest rate is 4.0% per annum.

         ANNUITY UNIT VALUE--The variable annuity unit value for the Growth, Balanced, and Income Funds was set at $10.00 as of the date amounts first were allocated to provide Income Payments. The variable annuity unit value for the Small Cap Growth Fund, International Equity Fund, Socially Responsible Fund and Short-Term Fund also has been set at $10.00, however, no Income Payments have been paid from these subaccounts. The current variable annuity unit value is equal to the prior variable annuity unit value on the Valuation Date when payments were last determined, multiplied by the applicable net investment factor. The net investment factor reflects the investment performance of the subaccount during the current month plus the value of any dividends and distributions during the current month. This factor is computed by dividing the net asset value of a share of the underlying Fund on the last business day of the current month, plus any dividends or other distributions, by the net asset value of a share on the last business day of the preceding month, and multiplying this result by the investment multiplier.

MISSTATEMENT OF AGE

         If the age of the Annuitant has been misstated, any Income Payment amount shall be adjusted to reflect the correct age. If the Income Payments were too large because of a misstatement of age, HMLIC will deduct the difference with interest, at an effective annual interest rate of 6%, from future payments until totally repaid. If the Income Payments were too small, HMLIC will add the difference with interest, at an effective annual interest rate of 6%, to the next payment.

MODIFICATION OF THE CONTRACT

         The Contract provides that it may be modified by HMLIC to maintain continued compliance with applicable state and federal laws. Contract Owners will be notified of any modification. Only officers designated by HMLIC may modify the terms of the Contract.

         HMLIC reserves the right to offer Contract Owners, at some future date and in accordance with the requirements of the Investment Company Act of 1940, the option to direct that their Purchase Payments be allocated to a portfolio within the Trust other than one or more of the seven currently offered Horace Mann Mutual Funds. If any shares of the Trust's seven portfolios are not available for purchase by the Account, or if in the judgment of HMLIC further investment in these shares is no longer appropriate in view of the purposes of the Account or subaccount, then (i) shares of another portfolio may be substituted for existing Fund shares held in the affected subaccount and/or (ii) payments received after a date specified by HMLIC may be applied to the purchase of shares of another portfolio. No substitution will be made without prior approval of the Securities and Exchange Commission. Any substitution would be for shares of a portfolio with investment objectives similar to those of the Fund it replaces.

TAX CONSEQUENCES

SEPARATE ACCOUNT
         The operations of the Account form part of the operations of HMLIC; however, the IRC provides that no federal income tax will be payable by HMLIC on the investment income and capital gains of the Account if certain conditions are met. Provided the investments of the underlying Funds continue to meet the diversification requirements of IRC Section 817(h), the Contract Owner will not pay federal income tax on the investment income and capital gains under a Contract until Income Payments begin or a full or partial withdrawal is made.

CONTRACT OWNERS

         CONTRIBUTIONS--Under IRC Section 403(b), Purchase Payments made by public school systems, churches, or certain tax-exempt organizations to purchase annuities for their employees are excludable from the gross income of the employee to the extent that aggregate Purchase Payments for the employee do not exceed certain limitations imposed by the IRC. Further, any amounts credited to the Contract Owner's account are not taxable until such amounts are distributed. If the Contract is used for a tax-sheltered annuity described in IRC Section 403(b) or a simplified employee pension plan described in IRC Section 408(k) or ("qualified plans"), contributions made by an employer through a salary reduction plan are permitted up to prescribed limits.

         Generally, IRC Section 403(b) imposes a limitation on the amount of tax-deferred Purchase Payments that may be made in a calendar year equal to 20% of an employee's compensation includable in gross income for that year. Adjustments to this limitation are made based upon the Contract Owner's years of service with his or her employer and take into account the Contract Owner's prior and current contributions to qualified plans. The Section 403(b) limitation also is adjusted for any amounts deferred in prior taxable years under an eligible deferred compensation plan as defined by IRC Section 457. In addition, IRC Section 415 imposes a 25% limitation on total pre-tax contributions to all tax-qualified plans. No limitations are imposed on the amount of contributions made to a non-qualified contract.

         If the Contract is used as a traditional IRA, subject to certain limitations, all or a portion of the contribution up to $2,000 ($4,000 if combined with a spousal IRA) may be deductable from gross income. The same contribution limits apply to the Roth IRA, however, it is funded with after tax dollars. The maximum contributions for all IRAs is $2,000. Contributions to a simplified employee pension plan Contract generally may not exceed 15% of compensation or $30,000, whichever is less. Until a taxable distribution occurs, no federal income tax is payable by the Contract Owner on Purchase Payments and investment earnings of a Contract purchased for a qualified plan or a deductable IRA. The earnings distributed from a Roth IRA are tax-free if certain conditions have been met.

         Effective January 1, 1989, the IRC imposes restrictions on distributions (i.e., partial withdrawals or surrenders) from annuity contracts qualified under IRC Section 403(b). IRC Section 403(b)(11) requires that for these annuity contracts to receive tax-deferred treatment, the following distribution restrictions must be applied to contributions and all earnings credited after December 31, 1988.

         Distributions may be paid only:

                  (1) When the employee attains age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of IRC Section 72(m)(7)), or

                  (2) In hardship cases and cannot exceed contributions made through a salary reduction agreement. Distribution of any income attributable to these contributions is prohibited.

         DISTRIBUTIONS UNDER QUALIFIED CONTRACTS--The IRC subjects qualified plans to certain mandatory minimum distribution requirements. See "The Contract--Mandatory Minimum Distribution."

         If certain requirements are met, full or partial distributions other than mandatory minimum distributions, either may be rolled over or exchanged on a tax-free basis from one plan to another in accordance with IRC Section 1035 or Revenue Ruling 90-24. Distributions from an IRC Section 403(b) Contract may be rolled over to another IRC Section 403(b) Contract or to an IRA. Distributions from an IRA may be rolled over to another IRA or to an IRC Section 403(b) Contract if the IRA contains only amounts rolled over from a 403(b) plan. Roth IRAs can only accept rollover money from a traditional IRA or another Roth IRA.

         Effective January 1, 1993, federal tax law requires HMLIC to withhold for ordinary income tax purposes, 20% of any distributions from annuity Contracts or plans qualified under IRC Section 403 with the exception of the following:
                  (1) eligible rollover distributions made directly to another trustee,
                  (2) periodic payments received over the Contract Owner's lifetime,
                  (3) periodic payments received under the minimum required distribution rules, or
                  (4) periodic payments received over a period of ten years or more.

         The Contract Owner, after receiving a distribution that is subject to the 20% withholding tax, may elect to rollover the distribution within 60 days of receiving it. However, in order to qualify the entire distribution as a rollover, the Contract Owner must replace the 20% withheld when making the rollover payment. If the 20% is not replaced, the amount withheld will be subject to ordinary income taxes and a possible 10% tax penalty if the distribution occurred before age 59 1/2.

         All distributions, with the exception of a return of nondeductible employee contributions and certain Roth distributions, received from a qualified plan or an IRA are includable in gross income in the year paid. Once Income Payments begin, any nondeductible contributions are recovered tax-free as a portion of each Income Payment. Under certain limited circumstances, an individual may elect forward averaging with respect to a lump sum distribution.

         For any distribution not subject to the 20% withholding, HMLIC is required to withhold federal income tax unless the Contract Owner elects not to have federal income tax withheld. After an election is made with respect to Income Payments, a Contract Owner may revoke the election at any time. HMLIC will notify the Contract Owner at least annually of his or her right to revoke the election. Contract Owners are required by law to provide their correct taxpayer identification numbers ("TIN") to HMLIC. If the Contract Owner is an individual, the TIN is his or her Social Security number.

         If the designated beneficiary is not the Contract Owner's spouse, then at least 50% of the present value of the amount available for distribution must be paid within the life expectancy of the Contract Owner of an IRA or a qualified plan. Each payment to the beneficiary must be no less than each payment to the Contract Owner.

         DISTRIBUTIONS UNDER NON-QUALIFIED CONTRACTS--Contract Owners of non-qualified Contracts are not subject to federal income tax on earnings until Income Payments are received under the Contract.

         A distribution by surrender or partial withdrawal during the accumulation period may subject the Contract Owner to federal income tax. For this purpose, an assignment or pledge (or agreement to assign or pledge) is considered a distribution.

         If the distribution is a full surrender, the Contract Owner is taxed on the amount distributed, less Purchase Payments reduced by any prior partial withdrawals which were not subject to income tax.

         A distribution by partial withdrawal is deemed to come first from any previously untaxed accumulation and then from principal. The Contract Owner is subject to income tax on any previously untaxed accumulation which is distributed.

         Purchase Payments may be made by means of a full or partial tax free exchange of annuity contracts under IRC Section 1035. Contracts exchanged under IRC Section 1035 after January 18, 1985 will be subject to the annuity income tax rules of IRC Section 72 in effect after that date, with exceptions set forth below regarding the first-in first-out treatment of contracts issued prior to August 14, 1982. See below "Penalty Tax."

         If distributions are made pursuant to an income payment option, that portion of each Income Payment which represents the Contract Owner's investment in the Contract is excluded from gross income for federal income tax purposes. The "investment in the Contract" is equal to total Purchase Payments to the Contract less the portion of any periodic distributions that were excluded from the individual's gross income. Once the Contract Owner's investment is returned in full, the entire amount of each Income Payment is taxable as ordinary income.

         PENALTY TAX--Distributions to a Contract Owner under a qualified plan or IRA are subject to an IRS 10% penalty unless the distributions are received:

               (1) on or after age 59 1/2,

               (2) on account of death,

               (3) on account of disability, as defined in IRC Section
         72(m)(7),

               (4) pursuant to a qualified domestic relations order, as defined in IRC 414(p),

               (5) for deductible medical expenses in excess of 7 1/2% of adjusted gross income,

               (6) on account of separation from service after age 55, or

               (7) as a series of substantially equal payments for the life or a period not exceeding life expectancy of the Contract Owner, or the lives or a period not exceeding the joint life expectancy of the Contract Owner and a designated beneficiary.

     Taxable distributions from non-qualified Contracts received prior to age 59 1/2 are also subject to an IRS 10% penalty unless the distribution is made after the Contract Owner's death or disability, received as part of substantially equal periodic payments for the Contract Owner's lifetime, or attributable to Purchase Payments made prior to August 14, 1982. In addition, for non-qualified Contracts issued during the period August 14, 1982 through January 18, 1985 and for additional Purchase Payments to non-qualified Contracts issued prior to August 14, 1982, the penalty will not apply to distributions attributable to Purchase Payments paid ten years or more prior to the distribution. For this purpose, distributions will be attributed to Purchase Payments on a "first-in first-out" basis (i.e. to the earliest Purchase Payment which has not been fully allocated to prior distributions.)

         Roth IRAs are not subject to the 10% penalty if;

               The contract has been inforce for five years, and;

               The annuitant has attained age 59 1/2; or when used to purchase a first home not to exceed $10,000 (as adjusted by the IRC); or

               The annuitant becomes disabled as defined in IRC
          Section 72(m)(7); or

               The distribution is made after the death of the Annuitant.

         The preceding discussion is informational only and is not to be considered tax advice. Contract Owners are urged to consult a competent tax adviser before taking any action that could have tax consequences.

VOTING RIGHTS

         Unless otherwise restricted by the plan under which a Contract is issued, each Contract Owner has the right to instruct HMLIC with respect to voting his or her interest in the shares of the Funds held by the Separate Account at all shareholder meetings.

         The number of votes that may be cast by a Contract Owner is based on the number of units owned as of the record date of the meeting. Shares for which no instructions are received are voted in the same proportion as the shares for which instructions have been received. Any Fund shares attributable to investment by HMLIC will be voted in proportion to the vote by Contract Owners who have Separate Account units. Contract Owners receive various materials, such as proxy materials and voting instruction forms, that relate to voting Fund shares.

OTHER INFORMATION

         LEGAL PROCEEDINGS--There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. HMLIC is engaged in various kinds of routine litigation that, in HMLIC's judgment, are not material to its financial condition. None of this litigation relates to the Separate Account.

         REGISTRATION STATEMENT--A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contract. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits. Statements contained in this Prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to these instruments as filed.

         CONTRACT OWNER COMMUNICATIONS--To ensure receipt of communications, Contract Owners must notify HMLIC of address changes. Notice of a change in address may be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657. Contract Owners may also provide notice of an address change by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by calling (217) 789-2500 or (800) 999-1030
(toll free).

         HMLIC will attempt to locate Contract Owners for whom no current address is on file. In the event HMLIC is unable to locate a Contract Owner, HMLIC may be forced to surrender the value of the Contract to the Contract Owner's last known state of residence in accordance with the state's abandoned property laws.

         CONTRACT OWNER INQUIRIES--A toll free number, (800) 999-1030, is available to telephone HMLIC's Annuity Customer Service Department. Written questions should be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657.

         FORMS AVAILABILITY--Specific forms are available from HMLIC to aid the Contract Owner in effecting many transactions allowed under the Contract. These forms may be obtained by calling the Annuity Customer Service Department toll free at (800) 999-1030.

         NASD REGULATION'S PUBLIC DISCLOSURE PROGRAM--Information about Horace Mann Investors, Inc. and your agent is available from the National Association of Securities Dealers (NASD) at www.nasdr.com or by calling (800) 289-9999.

         YEAR 2000 READINESS--HMLIC relies on computer systems to maintain customer accounts and records and process customer account transactions. Because of the way that computers have historically stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. By early 1995, HMLIC had a comprehensive plan developed to update these systems. HMLIC expects, but there can be no absolute assurance that, the necessary work will be completed on a timely basis.

ADDITIONAL INFORMATION

         A copy of the Statement of Additional Information providing more detailed information about the Account is available, without charge, upon request. The Table of Contents of this Statement follows:

Topic                                              Page
------                                             ----
General Information and History..................   2
Investment Experience............................   2
Underwriter......................................   3
Financial Statements.............................   3

         To receive, without charge, a copy of the 1997 Annual Report of the Horace Mann Family of Funds and the Horace Mann Life Insurance Company Separate Account and/or a copy of the Statement of Additional Information for Horace Mann Life Insurance Company Separate Account and/or the Horace Mann Mutual Funds, please complete the following request form and mail it to the address indicated below, or send it by telefacsimile (FAX) transmission to (217) 535-7123 or telephone (217) 789-2500 or (800) 999-1030 (toll-free).

                  Horace Mann Life Insurance Company
                  P.O. Box 4657
                  Springfield, Illinois 62708-4657

-------------------------------------------------------------------------------
Please provide free of charge the following information:

         1998 Annual Report of the Horace Mann Family of Funds and the Horace Mann Life Insurance Company Separate Account.

         Statement of Additional Information dated May 1, 1998 for the Horace Mann Mutual Funds.

         Statement of Additional Information dated May 1, 1998 for the Horace Mann Life Insurance Company Separate Account.

         Please mail the above documents to:

         --------------------------------------------
         (Name)

         --------------------------------------------
         (Address)

         --------------------------------------------
         (City/State/Zip)